Portland General Electric EARNINGS CONFERENCE CALL FIRST QUARTER 2024 Exhibit 99.2

Cautionary statement Information Current as of April 26, 2024 Except as expressly noted, the information in this presentation is current as of April 26, 2024 – the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statement Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including assumptions and expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," “assumptions,” “based on,” "believes," "conditioned upon," “considers,” “could,” "estimates," "expects," “forecast,” “goals,” “intends,” “needs,” “plans,” “predicts,” “projects,” “promises,“ “seeks,” "should," “subject to,” “targets,” “will continue,” “will likely result,” or similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; changing customer expectations and choices that may reduce demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability, cost and required collateral for purchased power and fuel; changes in capital and credit market conditions, including volatility of equity markets, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE’s risk management policies and procedures; PGE’s ability to effectively implement Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk; cyber security attacks, data security breaches, physical attacks and security breaches, or other malicious acts, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; widespread health emergencies or outbreaks of infectious diseases such as COVID-19, which may affect our financial position, results of operations and cash flows; failure to achieve the Company’s greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; social attitudes regarding the electric utility and power industries; political and economic conditions; acts of war or terrorism; changes in financial or regulatory accounting principles or policies imposed by governing bodies; changes in effective tax rate; and risks and uncertainties related to All-Source RFP projects, including, but not limited to, regulatory processes, transmission capabilities, system interconnections, permitting and construction delays, legislative uncertainty, inflationary impacts, supply costs and supply chain constraints. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Financial and operational results • First quarter highlights Financial Update Joe Trpik, Senior VP of Finance and CFO • Economy and load trends • Q1 2024 earnings drivers • Capital investments and resource planning update • 2025 General rate case • Liquidity and financing

$0.80 $0.39 $0.46 Q1 Q2 Q3 Q4 Quarterly Diluted EPS $0.44(2) $0.67 Q1 2024 Q1 2023 GAAP net income (in millions) $109 $74 GAAP diluted earnings per share (EPS) $1.08 $0.80 Exclusion of January 2024 storm costs (2) $0.18 - Tax effect (3) ($0.05) - Non-GAAP adjusted diluted earnings per share $1.21 $0.80 (1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected (2) PGE believes that excluding the effects of the previously disclosed January 2024 storm costs and Boardman revenue requirement refund deferral charge provides a meaningful representation of the Company’s comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures) (3) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate (4) Quarterly values may not sum to 2023 totals due to rounding (5) Q2-Q4 2024 estimate based on 2024 earnings guidance First quarter 2024 financial results 4 Reaffirming • 2024 adjusted earnings guidance of $2.98 to $3.18 per diluted share • 2024 load growth of 2% to 3%, weather adjusted • Long-term load growth of 2%, through 2027 • Long-term EPS growth of 5% to 7% off 2022 non- GAAP adjusted base year • 5% to 7% long-term dividend growth (1) 2023 GAAP Diluted EPS(4) $2.33 2023 Non-GAAP Diluted EPS(4) $2.38 $1.08 Q1 Q2 Q3 Q4 Quarterly Diluted EPS $1.21(2) $1.77 – $1.97(5) 2024 Earnings Guidance $2.98 - $3.18

Q1 highlights and 2024 outlook 5 Advancing toward a clean energy future PGE announced intent to join the California Independent System Operator’s Extended Day-Ahead Market to help lower power costs, increase resilience and access more clean energy sources from across the West EDAM With the addition of the Clearwater Wind Development, PGE produced a maximum output of more than 1 gigawatt of wind energy on February 26, 2024 1 GW Load growth Intel recently announced plans to invest more than $36 billion in Hillsboro, the western part of our service territory, to enable the delivery of industry-leading process technology $36B A recent study by Cushman and Wakefield ranked Oregon as the 5th largest data center market nationally, and 8th globally5th PGE is increasingly well positioned to achieve our 5% to 7% long term earnings growth rate Customer growth Capital investment Operational discipline 2024 weather adjusted load growth of 2% to 3% and long-term load growth of 2%, through 2027 2024 forecasted capital expenditures over $1.3B and over $6B of capital expenditures forecasted through 2028 Continued focus on cost management, streamlining processes and improving productivity

Q1 2024 earnings bridge 6 Q1 2023 GAAP EPS Note: Dollar values are earnings per diluted share OtherNet variable power costs Q1 2024 GAAP EPS January 2024 non-recoverable RCE power costs Wildfire, vegetation management, other O&M and capital recovery Retail revenue load Q1 2024 Non-GAAP EPS

Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast (1) Values presented do not include incremental potential investments for future RFP cycles Reliability and resiliency investments Capital expenditures forecast(1) $170 $160 $165 $170 $175 $645 $590 $610 $600 $625 $120 $115 $120 $120 $120 $235 $155 $170 $180 $255 $265 $435 2024 2025 2026 2027 2028 Generation Distribution General, Technology, Strategic BESS Projects Transmission $1,155$1,150 $1,355 $1,340 $1,200 7

2025 General rate case Rate Case Key Terms – UE 435 Rate Base $7.5 billion Rate Base Increase $878 million, 13% ROE 9.75% Capital Structure 50/50 Cost of Debt 4.628% Cost of Capital 7.189% Revenue Requirement Increase $225 million, including $37 million for power costs Other Key Terms • Recovery of Constable and Seaside BESS projects • Redefining definition of “associated storage” within the Renewable Automatic Adjustment Clause mechanism to include standalone energy storage • Proposed investment recovery mechanism for reliability and resiliency assets • Proposed refund of monetized Investment Tax Credits to customers over 5-year period Management cannot predict the outcome of the rate case and all items are subject to OPUC approval 8

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Credit Facilities $750 Letters of Credit $189 Total Liquidity: $1,115 million as of March 31, 2024 (dollars in millions) Cash $176 Liquidity and financing Actual and expected 2024 debt financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt $450 $160 $140 9 Equity financings (dollars in millions) Total facility Settled to-date At-The-Market Offering Program(1) $300 $78 (1) PGE entered into an at-the-market offering program in the second quarter of 2023. In March 2024, pursuant to the terms of the equity distribution agreement, PGE issued 1,714,972 shares and received net proceeds of $78 million, settling all forward sale agreements in place. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non- emitting dispatchable capacity

Appendix

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • 2024: Non-deferrable Reliability Contingency Event (RCE) costs resulting from the January 2024 winter storm • 2023: Boardman revenue requirement settlement charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the three months ended March 31, 2024, the three months ended June 30, 2023 , and the year ended December 31, 2023 are on the following slide. 11 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2024 $109 $1.08 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1) (5) (0.05) Non-GAAP as reported for the three months ended March 31, 2024 $123 $1.21 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 12 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2023 $39 $0.39 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the three months ended June 30, 2023 $44 $0.44 Non-GAAP Earnings Reconciliation for the year ended December 31, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2023 $228 $2.33 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the year ended December 31, 2023 $233 $2.38